Exhibit 99.2
A Leader in Payroll / HR Outsourcing October 26, 2006 Quarterly Earnings Conference Call

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings in the second quarter of fiscal 2007 and for the fiscal year ending March 31, 2007, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2006, in "Part I - Item 1A. Risk Factors" and in the company's Form 10-Q for the quarter ended June 30, 2006, in "Part II. Other Information - Item 1A. Risk Factors," as well as (1) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (2) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (3) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (4) risks related to our ability to increase the size and range of applications for The Work Number database and to successfully market current and future services and related to our dependence on third party providers to do so; (5) proceedings by Federal and state regulators related to our business, including the inquiry by the Federal Trade Commission related to our acquisitions in the unemployment compensation and Work Number businesses; (6) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; (7) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (8) risks relating to the dependence of the market for The Work Number services on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) the risk that our revenues from unemployment tax management services may fluctuate in response to changes in economic conditions; (11) risks related to changes in tax laws, including potential continuation of the hiatus or even the nonrenewal or elimination of the work opportunity, or "WOTC," and welfare to work, or "WtW," tax credits; (12) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; and (13) risks relating to doing business with the federal government following our April 2006 acquisition of pan. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

Highlights of quarterly results Continued growth in The Work Number transactions Benefits of acquisitions Margin expansion Record gross margins The Work Number Unemployment tax services Repurchases of common stock Increased dividends Quarter Overview

Earnings Highlights - Quarter Ended September 2006 Revenues of $65.7 million 36% growth over prior year's $48.3 million The Work Number services - 17% growth Unemployment tax services - 23% growth Tax credits & incentives - 37% growth Talent mgmt services revenue - $7.3 million Gross profit increased 36% to $42.0 million from $30.8 million last year Gross margin increased 30 basis points to 64.0% from 63.7% last year FY2007 quarter includes share-based compensation (25 basis points) The Work Number services - 82.6% Tax management services - 52.2% Unemployment tax management - 52.7% Tax credits and incentives - 48.4% Talent management services - 49.2% The Work Number Unempl Tax Services Tax Credits Talent Management Other 25547 28725 3694 7308 391

SG&A expenses were 37.9% of revenues, compared to 37.5% last year FY2007 quarter includes share-based compensation expense (96 basis points) Operating margin was 26.1% of revenues, compared to 26.2% last year FY2007 quarter includes share-based compensation expense (121 basis points) Earnings from continuing operations $8.1 million, or $0.25 per diluted share Includes share-based compensation expense - $666,000, or $0.02 per diluted share Prior year - $7.2 million, or $0.21 per diluted share No impact from SFAS 123r Earnings Highlights - Quarter Ended September 2006

Cash flow from operating activities $22.8 million versus $6.8 million last year Sources (Uses) of cash Debt repayments $ (2.5) million New borrowings 9.7 million Acquisitions (1.2) million Stock repurchases (23.8) million Capital expenditures and capitalized software (8.0) million Dividend payments (1.3) million Cash Flow Highlights - Quarter Ended September 2006

Financial Position Highlights - September 30, 2006 Cash and investments - $5.7 million $11.6 million at March 31, 2006 Debt - $199.9 million $110.8 million at March 31, 2006 $75.8 million borrowings for acquisition during the year $15.8 million borrowings for cash management needs to fund stock repurchases during the year $2.5 million repayments during the year Treasury stock 1.1 million shares repurchased during the quarter 1.4 million shares repurchased during the year 1.2 million shares in the treasury at September 30, 2006

Fiscal 2007 Financial Guidance Fiscal year ending March 2007 - Maintaining Guidance Total revenues $275 million to $280 million Diluted earnings per share (from continuing operations) $1.06 to $1.12 Includes an $0.08 charge related to share-based compensation Quarter ending December 2006 - Initial Guidance Total revenues $66 million to $68 million Year ago - $52.3 million Diluted earnings per share (from continuing operations) $0.24 to $0.26 Includes $0.02 related to share-based compensation expense Year ago - $0.22 No impact from SFAS 123r

The Work Number Verification Process

The Work Number Services - Growth Initiatives Continuing Initiatives Add records to the database Add new verifiers Increase penetration (REACH) Cost of doing business price adjustments New Initiatives Confirmation direct Verification of education One-stop verifications 59 41 61 39 39% of TALX Revenue (Fiscal 2007/Q2) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 25.9 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 25.5 3rd Quarter 4.635 6.856 9.011 10.028 15.56 21.9 4th Quarter 5.796 7.566 10.733 14.01 21.21 27.1 Revenue History (millions) $27.2 $35.9 $46.6 $65.4 $91.3 $51.4

Revenue Records Mortgage index 03/31/1999 1 1 1 04/02/1999 1 1 1 04/09/1999 1 1 0.98 04/16/1999 1 1 1.07 04/23/1999 1 1 1.03 04/30/1999 1 1 1.07 05/07/1999 1 1 1.04 05/14/1999 1 1 0.93 05/21/1999 1 1 0.97 05/28/1999 1 1 0.97 06/04/1999 1 1 0.75 06/11/1999 1 1 0.96 06/18/1999 1 1 0.86 06/25/1999 1 1 0.85 07/02/1999 1.07 1.03 0.87 07/09/1999 1.07 1.03 0.61 07/16/1999 1.07 1.03 0.76 07/23/1999 1.07 1.03 0.74 07/30/1999 1.07 1.03 0.78 08/06/1999 1.07 1.07 0.75 08/13/1999 1.07 1.07 0.72 08/20/1999 1.07 1.07 0.71 08/27/1999 1.07 1.07 0.74 09/03/1999 1.07 1.18 0.64 09/10/1999 1.07 1.18 0.54 09/17/1999 1.07 1.18 0.65 09/24/1999 1.07 1.18 0.63 10/01/1999 1.2 1.25 0.69 10/08/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/05/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/03/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 01/07/2000 1.41 1.39 0.52 01/14/2000 1.41 1.39 0.61 01/21/2000 1.41 1.39 0.58 01/28/2000 1.41 1.39 0.68 02/04/2000 1.41 1.41 0.76 02/11/2000 1.41 1.41 0.69 02/18/2000 1.41 1.41 0.68 02/25/2000 1.41 1.41 0.66 03/03/2000 1.41 1.52 0.78 03/10/2000 1.41 1.52 0.78 03/17/2000 1.41 1.52 0.78 03/24/2000 1.41 1.52 0.83 03/31/2000 1.41 1.52 0.77 04/07/2000 1.57 1.54 0.83 04/14/2000 1.57 1.54 0.79 04/21/2000 1.57 1.54 0.79 04/28/2000 1.57 1.54 0.79 05/05/2000 1.57 1.6 0.68 05/12/2000 1.57 1.6 0.65 05/19/2000 1.57 1.6 0.71 05/26/2000 1.57 1.6 0.65 06/02/2000 1.57 1.69 0.6 06/09/2000 1.57 1.69 0.56 06/16/2000 1.57 1.69 0.57 06/23/2000 1.57 1.69 0.57 06/30/2000 1.57 1.69 0.59 07/07/2000 1.72 1.74 0.55 07/14/2000 1.72 1.74 0.61 07/21/2000 1.72 1.74 0.58 07/28/2000 1.72 1.74 0.57 08/04/2000 1.72 1.8 0.6 08/11/2000 1.72 1.8 0.59 08/18/2000 1.72 1.8 0.56 08/25/2000 1.72 1.8 0.57 09/01/2000 1.72 1.85 0.59 09/08/2000 1.72 1.85 0.62 09/15/2000 1.72 1.85 0.61 09/22/2000 1.72 1.85 0.6 09/29/2000 1.72 1.85 0.62 10/06/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/03/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/01/2000 1.76 1.99 0.7 12/08/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 01/05/2001 2.2 2.03 0.87 01/12/2001 2.2 2.03 1.26 01/19/2001 2.2 2.03 1.08 01/26/2001 2.2 2.03 0.99 02/02/2001 2.2 2.06 1.18 02/09/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Growth Outpaces Database Growth (percent) Revenue Records Source: Mortgage Bankers Association Mortgage Index

REFINANCE SALE SALE SALE SALE Verification Requirements in the Mortgage Lifecycle LOAN APPLICATION UNDERWRITE CLOSE AUDIT REFINANCE PRE- FORECLOSURE PHASES VOE/ VOI VOE/ VOI VOE AUDIT REF # AUDIT REF # VOE & VOE/I VOE T Y P E U S A G E HIGH HIGH HIGH SAMPLE SAMPLE PARTIAL HIGH HOME EQUITY

FY2005 FY2005 FY2006 FY2006 Fiscal 2007 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 4.08 3.77 4.626 4.617 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 5.89 5.89 6.14 6.567 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 1.94 2.36 2.538 2.561 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 0.38 0.43 0.483 0.462 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 7.17 7.55 8.289 8.441 Complementary Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 2.44 6.95 3.819 2.898 *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +17% Q2 Q3 Q4 Q1 Q2 $21.9 $21.9 $27.1 $25.5 Fiscal Year 2006 Fiscal Year 2007 $25.9

The Work Number Services - Metrics The Work Number Employment and Income Verification 149.0 million records under contract 138.3 million live 10.7 million in backlog 28% of database represents current employees Approximately 29% of non-agricultural U.S. workforce is currently on The Work Number Complementary Work Number services FasTime - 36% revenue growth over year-ago quarter ePayroll - 25% revenue growth over year-ago quarter

Tax Management Services Includes two segments Unemployment Tax Management Tax Credits & Incentives Complementary to The Work Number Cross-selling opportunities Bundling strategies Unemployment Tax Management with The Work Number Tax Credits & Incentives with Other Hiring Services Tax Credits & Incentives focus shifting from WOTC/WtW to state and local credits Unemployment Tax Services Tax Credits and Incentives 44 5 51 49% of TALX Revenue (Fiscal 2007/Q2) Tax Management Services Revenue

Talent Management Services 2Q07 revenues of $7.3 million Growth expectations FY08 - Corporate market Key to growth is cross-selling to our existing corporate client base Creating a complete end-to-end hiring process Employment verification Talent screening Testing (drug, aptitude, psychometric) Tax credit and incentive identification I-9 creation Electronic onboarding Talent Management 6.7 0 59.5 11% of TALX Revenue (Fiscal 2007/Q2) Talent Management Services Revenue

Key Investment Highlights Focus on Niche Payroll and HR Areas Employment and income verification Unemployment tax management Tax credits & incentives Talent management services Diversified Client Base No one client > 10% of revenue Over 3/4 of the Fortune 500 use one or more TALX services Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow